NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
                       STATEMENT OF ADDITIONAL INFORMATION


         Neuberger Berman Real Estate Income Fund Inc. (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information ("SAI") relating to shares of common stock of the Fund ("Common Shares") is not a prospectus and should be read in conjunction with the Fund's Prospectus relating to Common Shares dated November 25, 2002 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Fund's Prospectus prior to purchasing such shares. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180 or by calling 877-461-1899. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the Securities and Exchange Commission. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the name of the Fund are either service marks or registered trademarks of Neuberger Berman Management Inc.(C)2002 Neuberger Berman Management Inc. All rights reserved.

     This Statement of Additional Information is dated November 25, 2002, as supplemented December 3, 2002.

                                TABLE OF CONTENTS

                                                                           PAGE


INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS...............................1
INVESTMENT STRATEGIES, TECHNIQUES AND RISKS...................................4
PORTFOLIO TRADING AND TURNOVER RATE..........................................27
MANAGEMENT OF THE FUND.......................................................27
INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES............................37
PORTFOLIO TRANSACTIONS.......................................................42
DISTRIBUTIONS................................................................46
DESCRIPTION OF SHARES........................................................47
CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION..........................50
REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO
  OPEN-END FUND..............................................................51
TAX MATTERS..................................................................52
REPORTS TO STOCKHOLDERS......................................................58
MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION...................58
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT....................59
INDEPENDENT AUDITORS.........................................................59
COUNSEL......................................................................59
REGISTRATION STATEMENT.......................................................59
REPORT OF INDEPENDENT AUDITORS...............................................60
FINANCIAL STATEMENT..........................................................61
APPENDIX A -- CERTAIN MARKET AND PERFORMANCE INFORMATION....................A-1
APPENDIX B -- RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER...............B-1

                 INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

         The investment  objectives and general investment  policies of the Fund
are  described  in  the  Prospectus.   Additional   information  concerning  the
characteristics of certain of the Fund's investments is set forth below.

         The Fund's primary investment objective is to provide holders of common stock ("Common Stockholders") high current income. Capital appreciation is a secondary investment objective. These investment objectives are fundamental. Unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the Board of Directors of the Fund (the "Board") without stockholder approval. The investment objectives and fundamental investment policies and limitations of the Fund may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Fund Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or
(ii) is less. These percentages are required by the Investment Company Act of 1940, as amended ("1940 Act").

         Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common equity securities, preferred equity securities, securities convertible into equity securities ("convertible securities") and non-convertible debt securities issued by Real Estate Companies. A "Real Estate Company" is a company, including a real estate investment trust ("REIT"), that generally derives at least 50% of its revenue from the ownership, construction, financing, management and/or sale of commercial, industrial and/or residential real estate (or has at least 50% of its assets invested in such real estate). At least 75% of the Fund's total assets will be invested under normal market conditions in income-producing equity securities of REITs.

         The Fund may invest up to 25% of its total  assets in below  investment grade debt securities (commonly referred to as "junk bonds"), as well as non-investment grade convertible and non-convertible preferred securities. For a description of the risks associated with below-investment grade securities, see "Investment Policies and Techniques Lower-Grade Securities (`High Yield Securities')" below.

         Unless otherwise indicated, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered exceeded unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Fund. If because of changes in the value of the Fund's portfolio, the asset coverage for any borrowings were to fall below 300%, this would limit the Fund's ability to pay dividends and therefore, the Fund intends to restore the 300% asset coverage as soon as practical in light of the circumstances.

         The Fund's fundamental investment policies and limitations are as follows:

         1. BORROWING. The Fund may not borrow money in excess of 33 1/3% of its total assets (including the amount of money borrowed) minus liabilities (other than the amount borrowed), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

         2. COMMODITIES. The Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

         3. DIVERSIFICATION.  The Fund is non-diversified under the 1940 Act.

         4. INDUSTRY CONCENTRATION. The Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund will invest greater than 25% of its total assets in the real estate industry. This limitation does not apply to U.S. Government and Agency Securities.

         5. LENDING. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. The Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Fund may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests therein, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities, and (v) invest in REITs of any kind.

         7. SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. The Fund may not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act").

         The following investment policies and limitations are non-fundamental:

         1. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Fund may not make any loans other than securities loans.

         2. MARGIN TRANSACTIONS. The Fund may not purchase securities on margin from brokers or other lenders, except that the Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         3. FOREIGN SECURITIES. The Fund may not invest more than 10% of the value of its total assets in securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, which securities may be U.S. dollar-denominated or denominated in a currency other than the U.S. dollar. This policy does not limit investment in American Depositary Receipts ("ADRs") and similar instruments denominated in U.S. dollars, where the underlying security may be denominated in a foreign currency.

         4. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Fund's taxable year, (i) no more than 25% of the value of its total assets may be invested in the securities of a single issuer and (ii) with regard to 50% of the value of its total assets, no more than 5% of the value of its total assets may be invested in the securities of a single issuer and the Fund may not hold more than 10% of an issuer's outstanding voting securities. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC"), as defined in Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

         5. SECURITIES OF REAL ESTATE COMPANIES. The Fund normally invests at least 80% of its Assets in securities of Real Estate Companies. If because of market action, the Fund falls out of compliance with this policy, it will make future investments in such a manner as to bring the Fund back into compliance with the policy. Although this is a non-fundamental policy, the Board will not change this policy without at least 60 days' notice to the Fund's stockholders. As used in this policy, Assets means net assets plus the amount of any borrowing for investment purposes.

         Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Fund Preferred Shares would be considered senior securities under the 1940 Act. The Fund may only issue Fund Preferred Shares if the asset coverage (as defined in the 1940
Act) with respect to Fund Preferred Shares would be at least 200% after such issuance.

     To the extent the Fund covers its commitment under a derivative instrument by the segregation of assets determined by NB Management to be liquid and/or by holding instruments representing offsetting commitments, such instrument will not be considered a "senior security" for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund or the Fund's issuance of Fund Preferred Shares.

         The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

         If rating agencies assign different ratings to the same security, NB Management will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         The Fund intends to apply for ratings for its Fund Preferred Shares from Moody's, Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and/or Fitch Rating's ("Fitch"). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Stockholders or its ability to achieve its investment objectives. The Fund currently anticipates that any Fund Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") and/or Fitch ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Fund Preferred Shares by the Fund. Moody's, S&P and Fitch receive fees in connection with their ratings issuances.

         CASH MANAGEMENT AND TEMPORARY DEFENSIVE POSITIONS. For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         Pursuant to an exemptive order received from the SEC, the Fund also may invest up to 25% of its total assets in shares of a money market fund managed by NB Management to manage uninvested cash and cash collateral received in connection with securities lending.

                   INVESTMENT STRATEGIES, TECHNIQUES AND RISKS

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

         REAL ESTATE COMPANIES. The Fund will not directly invest in real estate but rather in securities issued by Real Estate Companies. However, because of its fundamental policy to concentrate its investments in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks associated with general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increase in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates.

          Securities of Real Estate Companies include securities of REITs, commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

         REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

         The types of REITs described above are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code, and failing to maintain exemption from the 1940 Act.

         REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments will consist of Equity REITs.

         The Fund may also invest in mortgage-backed securities. These are fixed-income securities that represent an interest in a pool of mortgages and entitle the holder to a payout derived from the payment of principal and interest on the underlying mortgages. Like other fixed-income securities, the value of mortgage-backed securities generally rises when market interest rates fall and falls when interest rates rise. These changes in value are more pronounced the longer the duration of the pool. However, because mortgagors have the option to refinance and pay off their mortgages early, the duration of a mortgage pool is somewhat unpredictable. When interest rates decline sufficiently, many mortgagors refinance. This will limit the Fund's ability to benefit from increases in value caused by a decline in rates. When rates increase, the value of mortgage-backed securities declines, and fewer mortgagors refinance, thereby extending the duration of the pool and accentuating the decline in value. Mortgage-backed securities are subject to the risk that mortgagors will default on their payments and the value of the underlying property will be inadequate to cover the loss. Mortgages that underlie securities issued by U.S. Government instrumentalities (such as Ginnie Mae, Fannie Mae and Freddie Mac, as defined below) generally must meet certain standards intended to reduce that risk and are usually guaranteed against such losses, but privately issued mortgage securities may not meet those standards or be guaranteed. Interests in Mortgage REITs, although they are equity securities, can be subject to many of the same risks as mortgage-backed securities.

         POLICIES AND LIMITATIONS. Under normal market conditions at least 90% of the Fund's total assets will be invested in income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by Real Estate Companies. Under normal conditions at least 75% of the Fund's total assets will be invested in income-producing equity securities issued by REITs.

         BELOW-INVESTMENT   GRADE   SECURITIES.   The   Fund   may   invest   in
below-investment grade debt securities rated Caa/CCC or above as well as non-investment grade preferred and convertible preferred securities and unrated securities determined by NB Management to be of comparable quality. Below-investment grade quality debt securities are commonly referred to as "junk bonds." Bonds rated Baa or BBB are considered "investment grade" securities,
although   such   bonds  may  be   considered   to  possess   some   speculative
characteristics.

         Below-investment grade securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Issues rated CCC/Caa may be in default.

         Below-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in below-investment grade security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of below-investment grade securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of below-investment grade securities structured as zero coupon securities (see "Zero Coupon Securities, below"), their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile, than securities that pay interest periodically and in cash. NB Management seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which below-investment grade securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a below-investment grade security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below-investment grade securities, especially in a thinly traded market. When secondary markets for below-investment grade securities are less liquid than the market for higher-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on NB Management's research and analysis when investing in below-investment grade securities. NB Management seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P and Fitch ratings of bonds is set forth in Appendix B hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. NB Management does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency or NB Management downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, NB Management may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by any rating agency. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

         POLICIES AND LIMITATIONS. The Fund may invest up to 25% of its total assets in below-investment grade debt securities rated Caa/CCC or above as well as non-investment grade convertible and non-convertible preferred securities and unrated securities determined by NB Management to be of comparable quality.

         WARRANTS. Warrants may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities, repurchase agreements maturing in greater than seven days, written over-the-counter ("OTC") options, securities or other liquid assets being used as cover for such options, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits). Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and

Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the Board, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The Fund's sale of some illiquid securities may be subject to legal restrictions that could be costly to it.

         REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Fund's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund's account by its custodian or a bank acting as the Fund's agent.

         SECURITIES LOANS. The Fund may lend portfolio securities to banks, brokerage firms and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Fund. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         POLICIES AND LIMITATIONS. The Fund may lend its securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Board. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.

         RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. NB Management, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Board believes accurately reflects fair value.

         REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Fund's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund's obligations under the agreement.

         FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers and foreign branches of U.S. banks that are located in countries considered by NB Management to be industrialized; such securities include negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Non-U.S. issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets and the lack of uniform accounting, auditing and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as investor.

         The Fund also may invest in equity, debt or other income-producing securities that are denominated in or indexed to foreign currencies, including
(1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits and bankers' acceptances issued by foreign banks, (3) obligations of other corporations and (4) obligations of foreign governments and their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Investing in foreign currency-denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         The Fund may invest in ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in a foreign currency. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         POLICIES AND LIMITATIONS. To limit the risks inherent in investing in foreign currency denominated securities of non-U.S. issuers located in countries considered by NB Management to be industrialized, the Fund may not purchase such securities if, as a result, more than 10% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, the Fund is not restricted in the amount it may invest in securities denominated in any one foreign currency.

         Investments in securities of foreign issuers are subject to the Fund's quality standards. The Fund may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         FIXED-INCOME SECURITIES. While the emphasis of the Fund's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed-income securities. The Fund may invest in debt securities and debentures rated both investment grade and below investment grade.

         U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), Sallie Mae (also known as the Student Loan Marketing Association), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the U. S. Government and generally fluctuate inversely with changing interest rates.

         "Investment grade" debt securities are those receiving one of the four highest ratings from S&P, Moody's, Fitch or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated

Securities").  Securities rated by Moody's in its fourth highest rating category
(Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

         The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon and rating may have different yields. Although the Fund may rely on the ratings of any NRSRO, it primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix B to this SAI.

         Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and market liquidity ("market risk"). The value of the fixed-income securities in which the Fund may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Fund's fixed-income investments is likely to rise. Typically, the longer the time to maturity of a given security, the greater is the change in its value in response to a change in interest rates. Foreign debt securities are subject to risks similar to those of other foreign securities.

         Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Fund warrants exposure to the additional level of risk.

         POLICIES AND LIMITATIONS. The Fund may invest in debt securities rated CCC or higher by S&P, rated Caa or higher by Moody's, or rated CCC or higher by Fitch, or unrated securities determined to be of comparable quality. The Fund may invest in convertible bonds that NB Management believes present a good value because they are convertible into equity securities and have an attractive yield. The Fund may invest up to 20% of its total assets in debt securities.

         COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation, bank or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Board.

         POLICIES AND LIMITATIONS. The Fund may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality.

         BANK OBLIGATIONS. The Fund may invest in bank obligations, including negotiable CDs, banker's acceptances, fixed time deposits and deposit notes. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates on interest and typically have original maturities ranging from eighteen months to five years.

         Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon that availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

         ZERO COUPON SECURITIES. The Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

         Zero coupon bonds are redeemed at face value when they mature. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income ratably by the Fund prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its investment company taxable income (including its accrued original issue discount) to its stockholders each year for federal income and excise tax purposes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements. See "Tax Matters."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Because these securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

         CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund and its ability to achieve its investment objectives.

         POLICIES AND  LIMITATIONS.  Convertible  debt securities are subject to
the  Fund's  investment   policies  and  limitations   concerning   fixed-income
securities.

         PREFERRED STOCK. The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred stockholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Stockholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         SWAP AGREEMENTS. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. Such investment may be the most practical or only manner in which the Fund can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Fund is ready to make an investment. The Fund at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") or for other appropriate purposes. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Fund does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         POLICIES AND LIMITATIONS. Except for investments in a money market fund managed by NB Management for cash management purposes, the Fund's investment in securities of other registered investment companies is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.


   FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, OPTIONS ON SECURITIES AND
          INDICES, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
                     (COLLECTIVELY, "FINANCIAL INSTRUMENTS")

         FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase and sell interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Fund views investment in (i) single stock interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

         For purposes of managing cash flow, the Fund may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currency whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate and maintain the Fund's futures positions. The margin deposit made by the Fund when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Fund will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess variation margin will be paid to the Fund. In computing its net asset value ("NAV"), the Fund marks to market the value of its open futures positions. The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant or broker holding the margin deposit goes bankrupt, the Fund could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although the Fund believes that the use of futures contracts and options will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Fund's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund's futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position the Fund held, it could have an adverse impact on its NAV.

         Single stock and narrow-based security index futures, and options thereon, have not been permitted to trade in the United States until very recently. Therefore, it may be very difficult, at least initially, to predict how the markets in these instruments will behave, particularly in unusual circumstances. In addition, as some of the markets on which such instruments will trade are also new (such as derivatives transaction execution facilities or "DTEFs"), they have no operating history. In addition, DTEFs are principal markets; therefore, no clearing house in effect guarantees performance of the counter-party to a contract executed on a DTEF.

         New options and futures contracts and other financial products may be developed from time to time. The Fund may invest in any such options, contracts and products as may be developed to the extent consistent with its investment objectives and the regulatory requirements applicable to investment companies.

         POLICIES AND LIMITATIONS. The Fund may purchase and sell futures contracts and options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. The Fund will not engage in transactions in futures and options on futures for speculation.

         The Fund may purchase and sell stock index futures contracts and options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the funds' exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         CALL OPTIONS ON SECURITIES. The Fund may write covered call options and may purchase call options on securities. The purpose of writing call options is to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Fund on its NAV) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives.

         When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund receives a premium for writing the call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

         When the Fund purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         POLICIES AND LIMITATIONS. The Fund may write covered call options and may purchase call options on securities. The Fund may also write covered call options and may purchase call options in related closing transactions. The Fund writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Fund will not do).

         The Fund would purchase a call option to offset a previously written call option. The Fund also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

         PUT OPTIONS ON SECURITIES. The Fund may write and purchase put options on securities. The Fund will receive a premium for writing a put option, which obligates it to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund may be obligated to purchase the underlying security at more than its current value.

         When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by the Fund are purchased solely on the basis of investment considerations consistent with its investment objectives. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, it will realize a gain in the amount of the premium.

         POLICIES AND LIMITATIONS. The Fund generally writes and purchases put options on securities for hedging purposes (e.G., to reduce, at least in part, the effect of price fluctuations of securities the Fund holds on its NAV).

         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counter-party, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an

OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Fund may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Fund may engage in OTC options transactions.

         The premium received (or paid) by the Fund when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Fund for writing an option is recorded as a liability on the Fund's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

         The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         POLICIES AND LIMITATIONS. The Fund may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         PUT AND CALL OPTIONS ON SECURITIES INDICES. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase the Fund's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Fund will be listed and traded on an exchange.

         FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Fund also may engage in foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Fund enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Fund does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Fund or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise or decrease in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established. If the Fund uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Fund may experience delays in the settlement of its foreign currency transactions.

         POLICIES AND LIMITATIONS. The Fund may enter into forward contracts for the purpose of hedging and not for speculation.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may write and purchase covered call and put options on foreign currencies.

         Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         POLICIES  AND  LIMITATIONS.   The  Fund  may  use  options  on  foreign
currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         COMBINED TRANSACTIONS. The Fund may enter into multiple transactions including multiple options transactions, multiple interest transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument as part of a single or combined strategy when, in the judgment of NB Management, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on NB Management's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund's management objective.

         COVER FOR FINANCIAL INSTRUMENTS. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets held in a segregated account with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets for cover or segregation could impede portfolio management of the Fund's ability to meet redemption requests or current obligations.

         Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Fund's assets could impede fund management or the Fund's ability to meet current obligations. The Fund may be unable promptly to dispose of assets that cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Fund.

         POLICIES AND LIMITATIONS. The Fund will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that the Fund's use of Financial Instruments will be successful.

         The Fund's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if it is to qualify for treatment as a RIC. See "Tax Matters." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of the Fund's underlying securities or currency. NB Management intends to reduce the risk that the Fund will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent the Fund sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

         ACCOUNTING CONSIDERATIONS FOR FINANCIAL INSTRUMENTS. When the Fund writes an option, an amount equal to the premium it receives is included in its Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When the Fund purchases an option, the premium the Fund pays is recorded as an asset in that statement and is subsequently adjusted to the current market value of the option.

         In the case of a regulated futures contract the Fund purchases or sells, an amount equal to the initial margin deposit is recorded as an asset in its Statement of Assets and Liabilities. The amount of the asset is subsequently adjusted to reflect changes in the amount of the deposit as well as changes in the value of the contract.

         BORROWING AND LEVERAGE. The Fund is authorized to borrow amounts up to 33 1/3% of its total assets (including the amount borrowed) minus liabilities (other than the amount borrowed). The use of borrowed funds involves the speculative factor known as "leverage." The Articles of Incorporation authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock. Preferred stock would permit the Fund to assume leverage in an amount up to 50% of its total assets. Preferred stock, including, when issued, the Fund Preferred Shares, would have a priority on the income and assets of the Fund over the Common Shares and would have certain other rights with respect to voting and the election of Directors. In certain circumstances, the net asset value of and dividends payable on shares of Common Shares could be adversely affected by such preferences. The use of leverage creates an opportunity for increased returns to holders of the Common Shares but, at the same time, creates special risks. The Fund will utilize leverage only when there is an expectation that it will benefit the Fund. To the extent the income or other gain derived from securities purchased with the proceeds of borrowings or preferred stock issuances exceeds the interest or dividends the Fund would have to pay thereon, the Fund's net income or other gain would be greater than if leverage had not been used. Conversely, if the income or other gain from the securities purchased through leverage is not sufficient to cover the cost of such leverage, the Fund's total return would be less than if leverage had not been used. If leverage is used, in certain circumstances, the Fund could be required to liquidate securities it would not otherwise sell in order to satisfy dividend or interest obligations. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes without regard to the foregoing limitations. See "Investment Restrictions." This could include, for example, borrowing on a short-term basis in order to facilitate the settlement of portfolio securities transactions.

          WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such transactions prior to the date it actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. These transactions involve a commitment by the Fund to purchase securities that will be issued at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases are negotiated directly with the other party, and such commitments are not traded on exchanges.

          When-issued and delayed delivery transactions enable the Fund to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or delayed delivery basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Fund may lose the opportunity to obtain a favorable price.

          The value of securities purchased on a when-issued or delayed delivery basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. A significant percentage of the Fund's assets committed to the purchase of securities on a "when-issued" or "delayed delivery" basis may increase the volatility of its net asset value and may limit the flexibility to manage its investments. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

          POLICIES AND LIMITATIONS. The Fund will purchase securities on a when-issued or delayed delivery basis only with the intention of completing the transaction and actually taking delivery of the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

          When the Fund purchases securities on a when-issued or delayed delivery basis, it will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having an aggregate market value (determined daily) at least equal to the amount of the Fund's purchase commitments. This procedure is designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Fund's assets that may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

         STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of its portfolio (and, thereby, decreasing its exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, the change in the value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

         The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

         Certain issuers of structured products, such as hybrid instruments, may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. See "Investments in Other Investment Companies."


                       PORTFOLIO TRADING AND TURNOVER RATE

         The Fund cannot accurately predict its turnover rate but anticipates that its annual turnover rate will not exceed 50%. The Fund's turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Fund during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Fund during the fiscal year. The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Higher turnover rates can result in corresponding increases in the Fund's transaction costs, which must be borne by the Fund and its stockholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions attributable to those gains will be taxable at ordinary income rates for federal income tax purposes. Other than for consideration of tax consequences, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS
----------------------

         The Board is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by NB Management and Neuberger Berman, LLC. Subject to the provisions of the Fund's Articles of Incorporation (the "Articles"), its Bylaws and Maryland law, the Board has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and sub-advisory agreements and other principal agreements.

         The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman, LLC.

THE BOARD OF DIRECTORS
----------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Portfolios in
                                                                   Fund Complex   Other Directorships Held
Name, Age, Address (1)                                             Overseen by    Outside Fund Complex by
and Position with Fund          Principal Occupation(s) (2)        Director       Director
---------------------------------------------------------------------------------------------------------------------------

                                                        CLASS I
---------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------------------------

Faith Colish (67)           Counsel to Carter, Ledyard & Milburn
Director                    since October 2002; prior thereto,
                            Attorney at Law and President, Faith     31
                            Colish, A Professional Corporation;
                            1980 to 2002.
---------------------------------------------------------------------------------------------------------------------------
C. Anne Harvey (65)         Consultant, C. A. Harvey Associates,     31
Director                    June 2001 to present; Member,
                            Individual Investors Advisory
                            Committee to the New York Stock
                            Exchange Board of Directors, 1998 to
                            present; Secretary, Board of
                            Associates to The National
                            Rehabilitation Hospital's Board of
                            Directors; Director of American
                            Association of Retired Persons (AARP),
                            1978 to December 2000; Member,
                            American Savings Education Council's
                            Policy Board (ASEC), 1998-2000;
                            Member, Executive Committee, Crime
                            Prevention Coalition of America, 1997
                            - 2000.
---------------------------------------------------------------------------------------------------------------------------
Cornelius T. Ryan (71)      General Partner of Oxford Partners and   31           Formerly, Director of Capital
Director                    Oxford Bioscience Partners (venture                   Cash Management Trust (money
                            capital partnerships) and President of                market fund) and Prime Cash
                            Oxford Venture Corporation.                           Fund.
---------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (57)         Regional Manager for Atlanta Region,     31
Director                    Ford Motor Credit Company since
                            August, 1997; prior thereto,
                            President, Ford Life Insurance
                            Company, April 1995 until August 1997.
---------------------------------------------------------------------------------------------------------------------------

                                                               28

---------------------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Portfolios in
                                                                   Fund Complex   Other Directorships Held
Name, Age, Address (1)                                             Overseen by    Outside Fund Complex by
and Position with Fund          Principal Occupation(s) (2)        Director       Director
---------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------------------
Peter E. Sundman* (43)      Executive Vice President of Neuberger    31           Executive Vice President and
Chief Executive             Berman since 1999; Principal of                       Director of Neuberger Berman
Officer, Director and       Neuberger Berman from 1997 until 1999;                Inc. (holding company) since
Chairman of the             Senior Vice President of NB Management                1999; President and Director
Board                       from 1996 until 1999; Director of                     of NB Management since 1999;
                            Institutional Services of NB                          Director and Vice President of
                            Management from 1988 until 1996.                      Neuberger & Berman Agency,
                                                                                  Inc. since 2000.
---------------------------------------------------------------------------------------------------------------------------

                                                        CLASS II

---------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------------------------
John Cannon (72)            Retired. Formerly, Chairman and Chief    31           Independent Trustee or
Director                    Investment Officer of CDC Capital                     Director of three series of
                            Management (registered investment                     OppenheimerFunds: Limited Term
                            adviser) (1993-Jan. 1999).                            New York Municipal Fund,
                                                                                  Rochester Fund Municipals, and
                                                                                  Oppenheimer Convertible
                                                                                  Securities Fund, 1992 to
                                                                                  present.
---------------------------------------------------------------------------------------------------------------------------
Barry Hirsch (69)           Senior Vice President and Senior         31
Director                    Counsel of Loews Corporation
                            (diversified financial corporation)
                            since May 2002; prior thereto, General
                            Counsel of Loews Corporation.
---------------------------------------------------------------------------------------------------------------------------
Howard A. Mileaf (65)       Retired.  Formerly, Vice President and   31           Director, State Theatre of New
Director                    Special Counsel to WHX Corporation                    Jersey (not-for-profit (holding
                                                                                  company); 1993 - 2001. theater),
                                                                                  2000 to present; Formerly,
                                                                                  Director of Kevlin Corporation
                                                                                  (manufacturer of microwave and
                                                                                  other products).
---------------------------------------------------------------------------------------------------------------------------
John P. Rosenthal (69)      Senior Vice President of Burnham         31           Director, 92nd Street Y
Director                    Securities Inc. (a registered                         (non-profit), 1967 to present;
                            broker-dealer) since 1991.                            Formerly, Director, Cancer
                                                                                  Treatment Holdings, Inc.
---------------------------------------------------------------------------------------------------------------------------


                                                               29

---------------------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Portfolios in
                                                                   Fund Complex   Other Directorships Held
Name, Age, Address (1)                                             Overseen by    Outside Fund Complex by
and Position with Fund          Principal Occupation(s) (2)        Director       Director
---------------------------------------------------------------------------------------------------------------------------
Tom Decker Seip (52)        General Partner of Seip Investments LP   31           Director, H&R Block, Inc.
Director                    (a private investment partnership);                   (financial services company),
                            President and CEO of Westaff, Inc.                    May 2001 to present; Director,
                            (temporary staffing), May 2001 to                     General Magic (voice
                            January 2002; Senior Executive at the                 recognition software),
                            Charles Schwab Corporation from 1983                  November 2001 to present;
                            to 1999, including Chief Executive                    Director, Forward Management,
                            Officer of Charles Schwab Investment                  Inc. (asset management), 2001
                            Management, Inc. and Trustee of Schwab                to present; Member of the
                            Family of Funds and Schwab Investments                Board of Directors of
                            from 1997 to 1998 and Executive Vice                  E-Finance Corporation (credit
                            President-Retail Brokerage for Charles                decisioning services), 1999 to
                            Schwab Investment Management from 1994                present; Director,
                            to 1997.                                              Save-Daily.com (micro
                                                                                  investing services), 1999 to
                                                                                  present; Formerly, Director of
                                                                                  Offroad Capital Inc.
                                                                                  (pre-public internet commerce
                                                                                  company).
---------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------------------
Michael M. Kassen* (49)     Executive Vice President and Chief       31           Executive Vice President,
President and Director      Investment Officer of Neuberger Berman                Chief Investment Officer and
                            since 1999; Executive Vice President                  Director of Neuberger Berman
                            and Chief Investment Officer of NB                    Inc. (holding company) since
                            Management from November 1999 to May                  1999; Chairman since May 2000
                            2000; Vice President of NB Management                 and Director of NB Management
                            from 1990 until 1999; Partner or                      since April 1996.
                            Principal of Neuberger Berman from
                            1993.
---------------------------------------------------------------------------------------------------------------------------

                                                       CLASS III

---------------------------------------------------------------------------------------------------------------------------
Independent Fund Directors
---------------------------------------------------------------------------------------------------------------------------
Walter G. Ehlers (69)       Consultant; Retired President and        31
Director                    Director of Teachers Insurance &
                            Annuity (TIAA) and College Retirement
                            Equities Fund (CREF).
---------------------------------------------------------------------------------------------------------------------------
Robert A. Kavesh (75)       Professor of Finance and Economics at    31           Director, Delaware Labs
Director                    Stern School of Business, New York                    (cosmetics), 1978 to present.
                            University.
---------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (55)    Private investor and consultant          31           Director, Providence
Director                    specializing in the insurance                         Washington (property and
                            industry; Advisory Director of                        casualty insurance company),
                            Securities Capital LLC (a global                      December 1998 to present;
                            private equity investment firm                        Director, Summit Global
                            dedicated to making investments in the                Partners (insurance brokerage
                            insurance sector).                                    firm), October 2000 to present.
---------------------------------------------------------------------------------------------------------------------------

                                                               30

---------------------------------------------------------------------------------------------------------------------------
                                                                   Number of
                                                                   Portfolios in
                                                                   Fund Complex   Other Directorships Held
Name, Age, Address (1)                                             Overseen by    Outside Fund Complex by
and Position with Fund          Principal Occupation(s) (2)        Director       Director
---------------------------------------------------------------------------------------------------------------------------
Director who is an "Interested Person"
---------------------------------------------------------------------------------------------------------------------------
Edward I. O'Brien* (74)     Member, Investment Policy Committee,     31           Director of Legg Mason, Inc.
Director                    Edward Jones, 1993 - 2001; President                  (financial services holding
                            of the Securities Industry Association                company), 1993 to present;
                            ("SIA") (securities industry's                        Director, Boston Financial
                            representative in government relations                Group (real estate and tax
                            and regulatory matters at the federal                 shelters), 1993-1999.
                            and state  levels) from 1974 - 1992;
                            Adviser to SIA from November 1992-
                            November 1993.
---------------------------------------------------------------------------------------------------------------------------
William E. Rulon* (70)      Retired. Senior Vice President of        31           Director, Pro-Kids Golf and
Director                    Foodmaker. Inc. (operator and                         Learning Academy (teach golf
                            franchiser of restaurants) until                      and computer usage to "at
                            January 1997; Secretary of Foodmaker,                 risk" children), 1998 to
                            Inc. until July 1996.                                 present; Formerly Director of
                                                                                  Prandium, Inc. (restaurants).
---------------------------------------------------------------------------------------------------------------------------

* Indicates a director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Fund by virtue of the fact that each is an officer and/or director of NB Management and Executive Vice President of Neuberger Berman. Mr. O'Brien is an interested person of the Fund by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Fund and other funds or accounts for which NB Management serves as investment manager. Mr. Rulon is an interested person of the Fund by virtue of a family member's pre-existing investment in one of the Fund's underwriters.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each person has held the positions shown for at least the last five years. The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meetings of stockholders held in 2003, 2004, and 2005 respectively, and at each third annual meeting of stockholders thereafter.


Information About the Officers of the Fund (other than those listed above)
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)              TIME SERVED (2)                       PRINCIPAL OCCUPATION(S)
--------------------------              ---------------                       -----------------------
------------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (45)                 Secretary since 2002                  Vice President of Neuberger Berman since
                                                                              2002 and employee since 1999; Vice
                                                                              President-Mutual Fund Board Relations of
                                                                              NB Management since 2000; Vice President of
                                                                              NB Management from 1986 to 1999; Secretary
                                                                              of six other registered investment companies
                                                                              for which NB Management acts as investment
                                                                              manager and administrator.
------------------------------------------------------------------------------------------------------------------------------

                                                       31


                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)              TIME SERVED (2)                       PRINCIPAL OCCUPATION(S)
--------------------------              ---------------                       -----------------------
------------------------------------------------------------------------------------------------------------------------------
Robert Conti (46)                       Vice President since 2002             Vice President of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Controller of NB Management
                                                                              until 1996; Treasurer of NB Management from
                                                                              1996 until 1999; Vice President of three
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000 and of
                                                                              three other registered investment companies
                                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------
Stacy Cooper-Shugrue (39)               Assistant Secretary since 2002        Vice President-Mutual Fund Board Relations
                                                                              of NB Management since 2002; Employee of
                                                                              Neuberger Berman since 1999; Assistant Vice
                                                                              President of NB Management from 1993 to
                                                                              1999; Assistant Secretary of six other
                                                                              registered investment companies for which NB
                                                                              Management acts as investment manager and
                                                                              administrator.
------------------------------------------------------------------------------------------------------------------------------
Brian J. Gaffney (49)                   Vice President since 2002             Managing Director of Neuberger Berman since
                                                                              1999; Senior Vice President of NB Management
                                                                              since 2000; Vice President of NB Management
                                                                              from 1997 until 1999; Vice President of
                                                                              three other registered investment companies
                                                                              for which NB Management acts as investment
                                                                              manager and administrator since 2000 and of
                                                                              three other registered investment companies
                                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------
Sheila R. James (37)                    Assistant Secretary since 2002        Employee of Neuberger Berman since 1999;
                                                                              Employee of NB Management from 1991 to 1999;
                                                                              Assistant Secretary of six other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------
John McGovern (32)                      Assistant Treasurer since 2002        Employee of NB Management since 1993;
                                                                              Assistant Treasurer of six other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------
Barbara Muinos (43)                     Treasurer and Principal Financial     Vice President of Neuberger Berman since
                                        and Accounting Officer since 2002     1999; Assistant Vice President of NB
                                                                              Management from 1993 to 1999; Treasurer and
                                                                              Principal Financial and Accounting Officer
                                                                              of six other registered investment companies
                                                                              for which NB Management acts as investment
                                                                              manager and administrator since 2002;
                                                                              Assistant Treasurer from 1996 to 2002 of
                                                                              three other mutual funds for which NB
                                                                              Management acts as investment manager and
                                                                              administrator.
------------------------------------------------------------------------------------------------------------------------------

                                                               32

Information About the Officers of the Fund (other than those listed above)
--------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                        POSITION AND LENGTH OF
NAME, AGE, AND ADDRESS (1)              TIME SERVED (2)                       PRINCIPAL OCCUPATION(S)
--------------------------              ---------------                       -----------------------
------------------------------------------------------------------------------------------------------------------------------
Frederic B. Soule (56)                  Vice President since 2002             Vice President of Neuberger Berman since
                                                                              1999; Vice President of NB Management from
                                                                              1995 until 1999; Vice President of three
                                                                              other registered investment companies for
                                                                              which NB Management acts as investment
                                                                              manager and administrator since 2000 and of
                                                                              three other registered investment companies
                                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------
Trani Wyman (33)                        Assistant Treasurer since 2002        Employee of NB Management since 1991.
                                                                              Assistant Treasurer of six other registered
                                                                              investment companies for which NB Management
                                                                              acts as investment manager and administrator
                                                                              since 2002.
------------------------------------------------------------------------------------------------------------------------------

----------------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

COMMITTEES
----------

The Board has established several standing committees to oversee particular aspects of the Fund's management. The standing committees of the Board are described below.

AUDIT COMMITTEE. The Audit Committee's purposes are (a) to oversee generally the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board. The Audit Committee is composed entirely of Independent Fund Directors; its members are John Cannon, Walter G. Ehlers, Cornelius T. Ryan (Chairman), and Peter P. Trapp.

CODE  OF  ETHICS   COMMITTEE.   The  Code  of  Ethics  Committee   oversees  the
administration of the Fund's Code of Ethics, which restricts the personal securities transactions of employees, officers, and Directors. Its members are John Cannon, Faith Colish, Robert A. Kavesh (Chairman), and Edward I. O'Brien. All members except for Mr. O'Brien are Independent Fund Directors.

CONTRACT REVIEW COMMITTEE. The Contract Review Committee is responsible for review and oversight of the Fund's principal contractual arrangements. Its members are Faith Colish (Chairwoman), Barry Hirsch, Howard A. Mileaf, William
E. Rulon and Tom D. Seip. All members except for Mr. Rulon are Independent Fund Directors.

EXECUTIVE COMMITTEE. The Executive Committee has all the powers of the Directors when the Directors are not in session. Its members are John Cannon, Faith Colish, John P. Rosenthal, William E. Rulon, Cornelius T. Ryan and Peter E. Sundman (Chairman). All members except for Mr. Rulon and Mr. Sundman are Independent Fund Directors.

NOMINATING COMMITTEE. The Nominating Committee is responsible for nominating individuals to serve as Directors, including as Independent Fund Directors, as members of committees, and as officers of the Fund. The Nominating Committee is composed entirely of Independent Fund Directors; its members are C. Anne Harvey, Barry Hirsch, Howard A. Mileaf (Chairman), Cornelius T. Ryan and Tom D. Seip. The Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia Brandon, Secretary, Neuberger Berman Real Estate Income Fund Inc., 605 Third Avenue, 2nd Floor, New York, NY, 10158-0180.

PORTFOLIO TRANSACTIONS COMMITTEE. The Portfolio Transactions Committee from time to time reviews, among other things, quality of execution of portfolio trades, actual and potential uses of portfolio brokerage commissions, agency cross-transactions, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers, and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. The Committee is composed entirely of Independent Fund Directors; its members are Faith Colish, Walter G. Ehlers, C. Anne Harvey, Candace L. Straight (Chairwoman) and Peter P. Trapp.

PRICING COMMITTEE. The Pricing Committee oversees the procedures for pricing the Fund's portfolio securities, and from time to time may be called upon to establish or ratify the fair value of portfolio securities for which market prices are not readily available. Its members are Michael M. Kassen, Robert A. Kavesh, Edward I. O'Brien, John P. Rosenthal (Chairman), Tom D. Seip and Peter
P. Trapp. All members except for Mr. Kassen and Mr. O'Brien are Independent Fund Directors.

         The Fund's Articles provide that the Fund will indemnify its Directors and officers against liabilities and expenses to the extent permitted by Maryland law and the 1940 Act. This means that the Fund will indemnify its officers and Directors against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested Directors based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or Directors have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

COMPENSATION
------------

         The Directors' compensation and other costs of their joint meetings are allocated pro rata based on the assets of each investment company in the Neuberger Berman Fund Complex. It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending October 31, 2003. For the calendar year ended December 31, 2001, the Directors received the compensation set forth in the following table for serving as Trustees of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of NB Management, Neuberger Berman or any entity controlling, controlled by or under common control with NB Management or Neuberger Berman serves without any compensation from the Fund.

         The following table sets forth information concerning the compensation of the Directors of the Fund. The Fund does not have any retirement plan for its Directors.

                              TABLE OF COMPENSATION

                                     Estimated Aggregate   Total Compensation from Fund
                                     Compensation          and Neuberger Berman Fund Complex
Name and Position with the Fund      from the Fund*        Paid to Directors
-------------------------------      --------------        -----------------
Independent Fund Directors

John Cannon                          $2,060                $70,000
Director

Faith Colish                         $2,060                $70,000
Director

Walter G. Ehlers                     $2,060                $70,000
Director

C. Anne Harvey                       $2,060                $62,500
Director

Barry Hirsch                         $2,060                $70,000
Director

Robert A. Kavesh                     $2,060                $70,000
Director

Howard A. Mileaf                     $2,060                $70,000
Director

John P. Rosenthal                    $2,060                $70,000
Director

Cornelius T. Ryan                    $2,060                $70,000
Director

Tom Decker Seip                      $2,060                $70,000
Director

Candace L. Straight                  $2,060                $62,500
Director

Peter P. Trapp                       $2,060                $62,500
Director


                              TABLE OF COMPENSATION

                                     Estimated Aggregate   Total Compensation from Fund
                                     Compensation          and Neuberger Berman Fund Complex
Name and Position with the Fund      from the Fund*        Paid to Directors
-------------------------------      --------------        -----------------

Directors who are "Interested Persons"

Michael M. Kassen                    $0                      $0
Director

Edward I. O'Brien                    $2,060                  $70,000
Director

William E. Rulon                     $2,060                  $70,000
Director

Peter E. Sundman                     $0                      $0
Director

         * Since the Fund has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Fund during the current fiscal year and upon relative net assets of the NB Management Fund Complex. The estimate is for the fiscal year ending October 31, 2003.

OWNERSHIP OF SECURITIES
-----------------------

         Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

         Set forth below is the dollar range of equity securities owned by each Director as of 12/31/01.

--------------------------------------------------------------------------------
                                Aggregate Dollar Range of Equity Securities in
Name of Director                all Registered Investment Companies Overseen
                                by Director in Family of Investment Companies*
--------------------------------------------------------------------------------
Independent Fund Directors
--------------------------------------------------------------------------------
John Cannon                     $50,001 - $100,000
--------------------------------------------------------------------------------
Faith Colish                    Over $100,000
--------------------------------------------------------------------------------
Walter G. Ehlers                Over $100,000
--------------------------------------------------------------------------------
C. Anne Harvey                  None
--------------------------------------------------------------------------------
Barry Hirsch                    Over $100,000
- ------------------------------------------------------------------------------
Robert A. Kavesh                $10,001 - $50,000
--------------------------------------------------------------------------------
Howard A. Mileaf                Over $100,000
--------------------------------------------------------------------------------
John P. Rosenthal               Over $100,000
--------------------------------------------------------------------------------
Cornelius T. Ryan               Over $100,000
--------------------------------------------------------------------------------
Tom Decker Seip                 None
--------------------------------------------------------------------------------
Candace L. Straight             Over $100,000
- ------------------------------------------------------------------------------
Peter P. Trapp                  $10,001 - $50,000
--------------------------------------------------------------------------------
Directors who are "Interested Persons"
--------------------------------------------------------------------------------
Michael M. Kassen               Over $100,000

--------------------------------------------------------------------------------
                                Aggregate Dollar Range of Equity Securities in
Name of Director                all Registered Investment Companies Overseen
                                by Director in Family of Investment Companies*
--------------------------------------------------------------------------------
Edward I. O'Brien               Over $100,000
--------------------------------------------------------------------------------
William E. Rulon                Over $100,000
--------------------------------------------------------------------------------
Peter E. Sundman                Over $100,000
--------------------------------------------------------------------------------

*December 31, 2002

INDEPENDENT FUND DIRECTORS OWNERSHIP OF SECURITIES
--------------------------------------------------

         As of 12/31/01, no Independent Fund Director (or his/her immediate family members) owned securities of Neuberger Berman or securities of any entity controlling, controlled by or under common control with Neuberger Berman (not including registered investment companies).

CODES OF ETHICS
---------------

         The Fund, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and Directors. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The Fund managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Funds or taking personal advantage of investment opportunities that may belong to the Fund. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.


                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------

         NB Management serves as the investment manager to the Fund pursuant to a management agreement with the Fund, dated as of November 25, 2002 ("Management Agreement"). NB Management also provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of September 30, 2002, NB Management and its affiliates had approximately $53.6 billion in assets under management, including $602 million in real estate-related securities. NB Management is located at 605 Third Avenue, New York, New York 10158-0180.

         The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Fund in its discretion and will continuously develop an investment program for the Fund's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Fund through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Fund, although NB Management has no current plans to pay a material amount of such compensation.

         The Management Agreement provides that NB Management shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. In the event that litigation against NB Management, in connection with its obligations under the Management Agreement or Administration Agreement (described below), ends with a determination that NB Management acted without culpability, the Fund will reimburse NB Management for reasonable attorney's fees and other expenses. In the event a matter ends without a court ruling on NB Management's culpability, issue will be determined by a committee of disinterested Directors who were not party to the suit or by an opinion of independent legal counsel. The Fund may advance expenses to NB Management if (1) a committee of non-party disinterested Directors or independent legal counsel determine that NB Management is likely to prevail, and (2) the Fund is adequately assured of repayment in the event of an adverse result.

         NB Management provides to the Fund, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, Directors, and employees of the Fund who are officers, Directors, or employees of NB Management. Two Directors of NB Management (who are also officers of Neuberger Berman), who also serve as officers of NB Management, currently serve as Directors and/or officers of the Fund. See "Directors and Officers."

         Pursuant to the Management Agreement, the Fund has agreed to pay NB Management an annual management fee, payable on a monthly basis, at the annual rate of 0.60% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the Fund Preferred Shares is not a liability or permanent equity.

         NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Fund, dated as of November 25, 2002 ("Administration Agreement"). Under the Administration Agreement, NB Management also provides certain stockholder, stockholder-related, and other services that are not furnished by the Fund's stockholder servicing agent. NB Management provides the direct stockholder services specified in the Administration Agreement and assists the stockholder servicing agent in the development and implementation of specified programs and systems to enhance overall stockholder servicing capabilities. NB Management solicits and gathers stockholder proxies, performs services connected with the Fund's exchange listing, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         For administrative services, the Fund pays NB Management at the annual rate of 0.25% of average daily Managed Assets. With the Fund's consent, NB Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         From the commencement of the Fund's operations through October 31, 2011, NB Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:

---------------------------------------------------------------------------------------------------------------
                                Percentage Waived (annual rate as a        Percentage Waived (annual rate as
                                percentage of net assets attributable to   a percentage of net assets
                                Common Shares - assuming  no Fund          attributable to Common Shares
Fiscal Period                   Preferred to Shares are issued or          -  assuming the issuance
Ending October 31,              outstanding)                               Fund Preferred Shares (2))
---------------------------------------------------------------------------------------------------------------
2003 (1)                        0.40%                                        0.61%
---------------------------------------------------------------------------------------------------------------
2004                            0.40%                                        0.61%
---------------------------------------------------------------------------------------------------------------
2005                            0.40%                                        0.61%
---------------------------------------------------------------------------------------------------------------
2006                            0.40%                                        0.61%
---------------------------------------------------------------------------------------------------------------
2007                            0.40%                                        0.61%
---------------------------------------------------------------------------------------------------------------
2008                            0.32%                                        0.49%
---------------------------------------------------------------------------------------------------------------
2009                            0.24%                                        0.37%
---------------------------------------------------------------------------------------------------------------
2010                            0.16%                                        0.25%
---------------------------------------------------------------------------------------------------------------
2011                            0.08%                                        0.12%
---------------------------------------------------------------------------------------------------------------

(1) From the commencement of the Fund's operations.

(2) Assumes the issuance of Fund Preferred Shares in an amount equal to 35% of the Fund's net assets (after issuance).

NB Management has not agreed to waive any portion of its fees beyond October 31, 2011.

         The Management Agreement continues until June 30, 2004. The Management Agreement is renewable thereafter from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Directors who are not "interested persons" of NB Management or the Fund ("Independent Fund Directors"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund. The Administration Agreement continues for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year, so long as its continuance is approved at least annually (1) by the vote of a majority of the Independent Fund Directors, and

(2) by the vote of a majority of the Fund Directors or by a 1940 Act majority vote of the outstanding stock in the Fund.

         The Management Agreement is terminable, without penalty, on 60 days' written notice either by the Fund or by NB Management. The Administration Agreement is terminable, without penalty, on 60 days' written notice either by NB Management or by the Fund. Each Agreement terminates automatically if it is assigned.

         Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by NB Management, including, without limitation, fees and expenses of Directors who are not "interested persons" of NB Management or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to stockholders, expenses of meetings of stockholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing stockholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Board. The Fund may have an obligation to indemnify its officers and Directors with respect to such litigation.

SUB-ADVISER
-----------

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Fund pursuant to a sub-advisory agreement dated as of November 25, 2002 ("Sub-Advisory Agreement").

         The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its officers and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other investment companies managed by NB Management.

         The Sub-Advisory Agreement continues until June 30, 2004 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Fund by the Directors or a 1940 Act majority vote of the outstanding stock in the Fund, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Fund if it is assigned or if the Management Agreement terminates with respect to the Fund. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

       The Sub-Advisory Agreement provides that Neuberger Berman shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS
-----------------------------------------------------------------

         In approving the Management and Sub-Advisory Agreements for the Fund, the Board primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

         With respect to the nature and quality of the services provided, the Board considered, among other things, the resources that NB Management plans to devote to managing the Fund and the firm's equity research and trading capabilities. They discussed the recent and long-term performance of the other equity funds managed by NB Management and Neuberger Berman. They also considered NB Management's and Neuberger Berman's positive compliance history, as the firms have been free of significant compliance problems. With respect to the overall fairness of the Management and Sub-Advisory Agreements, the Board primarily considered the fee structure of the Agreements and the proposed indemnity provision in the Management Agreement and Administration Agreement. The Board reviewed information about the rates of compensation paid to investment advisers, and the overall expense ratios, for funds pursuing a comparable investment strategy to the Fund. The Board also considered the contractual limits on the Fund's expenses undertaken by NB Management.

         The Board concluded that the fees and other benefits likely to accrue to NB Management and its affiliates by virtue of their relationship to the Fund are reasonable in comparison with the benefits likely to accrue to the Fund. In considering the fees, the Board took note of the likelihood that the Fund would issue preferred stock and considered the effect of such issuance on the Fund's net assets and, therefore, the fees. The Board also concluded that approval of the Management and Sub-Advisory Agreements was in the best interests of the Fund's stockholders. These matters also were considered separately by the Independent Fund Directors meeting with experienced 1940 Act counsel selected by the Independent Fund Directors.

MANAGEMENT AND CONTROL OF NB MANAGEMENT AND NEUBERGER BERMAN
------------------------------------------------------------

         The Directors and officers of NB Management who are deemed "control persons," all of whom have offices at the same address as NB Management, are:
Jeffrey B. Lane, Director; Robert Matza, Director; Michael M. Kassen, Director and Chairman; Barbara R. Katersky, Senior Vice President; Robert Conti, Senior Vice President; Brian Gaffney, Senior Vice President; Thomas J. Gengler, Jr., Senior Vice President; Joseph K. Herlihy, Treasurer; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; and Heidi S. Steiger, Director.

         The officers and employees of Neuberger Berman LLC, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman LLC, are: Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Operating Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi S. Steiger, Executive Vice President; Peter E. Sundman, Executive Vice President; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Jack L. Rivkin, Executive Vice President; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Joseph K. Herlihy, Senior Vice President and Treasurer; Robert Akeson, Senior Vice President; Steven April, Senior Vice President; Irene Ashkenazy, Senior Vice President; Philip Callahan, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph F. Collins III, Senior Vice President; Thomas E. Gengler Jr., Senior Vice President; Amy Gilfenbaum, Senior Vice President; Brian E. Hahn, Senior Vice President; Barbara R. Katersky, Senior Vice President; Judith Ann Kenney, Senior Vice President; Diane E. Lederman, Senior Vice President; Domenick Migliorato, Senior Vice President; Jane Ringel, Senior Vice President; David Root, Senior Vice President; Mark Shone, Senior Vice President; Robert H. Splan, Senior Vice President; Thomas Tapen, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Robert Traversa, Senior Vice President; Frank J. Tripodi, Senior Vice President; and Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Kassen are Directors and officers of the Fund. Mr. Gaffney and Mr. Conti are officers of the Fund.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman LLC. The inside Directors and officers of Neuberger Berman Inc. are: Jeffrey B. Lane, Director, Chief Executive Officer and President; Peter E. Sundman, Director and Executive Vice President; Heidi S. Steiger, Director and Executive Vice President; Michael M. Kassen, Director, Chief Investment Officer and Executive Vice President; Robert Matza, Director, Chief Operating Officer and Executive Vice President; Jack L. Rivkin, Executive Vice President; Marvin C. Schwartz, Director and Vice Chairman; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Matthew S. Stadler, Senior Vice President and Chief Financial Officer; Richard Cantor, Vice Chairman and Director; Lawrence Zicklin, Vice Chairman and Director; Joseph K. Herlihy, Treasurer; Maxine L. Gerson, Assistant Secretary; and Ellen Metzger, Assistant Secretary.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS AND PORTFOLIO TRANSACTIONS
-----------------------------------------------

         Investment decisions for the Fund and for the other investment advisory clients of NB Management are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by NB Management. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by NB Management is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by NB Management. NB Management may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Directors that the desirability of the Fund's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Fund is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Fund, other Neuberger Berman Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

         The Fund has applied with the Securities and Exchange Commission for an order to permit the Fund to pay Neuberger Berman, and Neuberger Berman to receive, compensation for services as a securities lending intermediary, subject to certain conditions. These services would be provided by a separate operating unit of Neuberger Berman under the supervision of NB Management who is not involved in the securities lending intermediary's lending agency operations. Neuberger Berman would receive as compensation a reasonable fee based on revenues earned by the Fund through the securities lending program. The order requested by the Fund would also permit Neuberger Berman and other affiliated broker-dealers of the Fund to borrow portfolio securities from the Fund, subject to certain conditions. There is no guarantee that the Fund will receive the requested order.

BROKERAGE AND RESEARCH SERVICES
-------------------------------

         As of the date of this SAI the Fund had not commenced operations and had not paid any brokerage commissions.

         Neuberger Berman acts as principal broker for the Fund, subject to periodic evaluation by the Portfolio Transactions Committee of the quality and cost of execution.

         In effecting securities transactions, the Fund generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Fund plans to use Neuberger Berman as its broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Fund's knowledge, no affiliate of the Fund receives give-ups or reciprocal business in connection with its securities transactions.

         The use of Neuberger Berman as a broker for the Fund is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Fund and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by the Fund to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions paid to Neuberger Berman must be (1) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Directors not to be comparable to the Fund, and (2) at least as favorable as those charged by other brokers having comparable execution capability in NB Management's judgment. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Fund unless an appropriate exemption is available.

         A committee of Independent Directors from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Fund must be reviewed and approved no less often than annually by a majority of the Independent Directors.

         To ensure that accounts of all investment clients, including the Fund, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Under policies adopted by the Board of Directors, Neuberger Berman may enter into agency cross-trades on behalf of the Fund. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with the Fund cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Directors who is not affiliated with Neuberger Berman reviews confirmation of each agency cross-trade in which the Fund participates.

         The Fund expects that it will execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management will consider the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by those brokers.

         In certain instances Neuberger Berman specifically allocates brokerage for research services (including research reports on issuers and industries as well as economic and financial data). Such research may sometimes be available for cash purchase. While the receipt of such services has not reduced Neuberger Berman's normal internal research activities, Neuberger Berman's expenses could be materially increased if it were to generate such additional information internally. To the extent such research services are provided by others, Neuberger Berman is relieved of expenses it may otherwise incur. Research obtained in this manner may be used in servicing any or all clients of Neuberger Berman and may be used in connection with clients other than those client's whose brokerage commissions are used to acquire the research services described herein, a practice specifically permitted by the federal securities laws. With regard to allocation of brokerage to acquire research services, Neuberger Berman always considers its best execution obligation.

         A committee comprised of officers of NB Management and employees of Neuberger Berman who are portfolio managers of several Neuberger Berman mutual funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB

Management believes that those research services benefit the Fund by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing other Neuberger Berman Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting fund transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting fund transactions on behalf of the Managed Accounts may be used for the Fund's benefit.

         Steven R. Brown, who is a Vice President of NB Management and a Managing Director of Neuberger Berman, is the person primarily responsible for making decisions as to specific action to be taken with respect to the investments of the Fund. He has full authority to take action with respect to Fund transactions and may or may not consult with other personnel of NB Management prior to taking such action.


                                  DISTRIBUTIONS

         As described in the Prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable monthly dividends, it will initially (prior to its first dividend), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Fund Preferred Shares. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, dividends from undistributed net investment income will be deducted from that net asset value.

         For information relating to the impact of the issuance of Fund Preferred Shares on the distributions made by the Fund to Common Stockholders, see the Prospectus under "Fund Preferred Shares and Related Leverage."

         While any Fund Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Fund Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Fund Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a RIC. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES
-------------

         The Fund's Articles authorize the issuance of one billion (1,000,000,000) shares. The Common Shares will be issued with a par value of $.0001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Fund Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares would be at least 200% after giving effect to such distributions. See "Fund Preferred Shares" below.

         The Common Shares are expected to be listed on the New York Stock Exchange. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other closed-end funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund, such as the Fund, having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Preferred Shares and Related Leverage."

FUND PREFERRED SHARES
---------------------

         The Articles authorize the Board to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of preferred stock ("Fund Preferred Shares"). The Fund Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board without the approval of the Common Stockholders.

         The Board has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately 35% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the Prospectus and this SAI. Although the terms of the Fund Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Articles) if and when it authorizes a Fund Preferred Shares offering, the Board has indicated that the initial series of Fund Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Fund Preferred Shares are expected to be as stated below.

         As used in this SAI, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Fund Preferred Shares, with no deduction for the liquidation preference of the Fund Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Fund Preferred Shares from "net assets," so long as the Fund Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Fund Preferred Shares will be treated as stock (rather than indebtedness).

         LIMITED ISSUANCE OF FUND PREFERRED SHARES. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Fund Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Fund Preferred Shares is expected to be approximately 35% of the value of the Fund's net assets. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep the liquidation value of the Fund Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

         DISTRIBUTION PREFERENCE. The Fund Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

         LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         VOTING RIGHTS. In connection with any issuance of Fund Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Fund Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Fund Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         The affirmative vote of the holders of a majority of the outstanding Fund Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Fund Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         REDEMPTION, PURCHASE AND SALE OF FUND PREFERRED SHARES BY THE FUND. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Fund Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board's current intention with respect to a possible offering of Fund Preferred Shares. If the Board determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles of Incorporation and Bylaws.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

         The Articles of Incorporation include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

         The Articles require a vote by holders of at least 75% of the Directors and at least 75% of the shares of capital stock of the Fund outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company;
(3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Stockholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act;
(6) with certain exceptions, the issuance of any securities of the Corporation to any Principal Stockholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Stockholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to (1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Directors who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Directors"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board, including a majority of the Independent Directors, no stockholder vote is required to authorize such action. The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

         The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

         Reference should be made to the Articles on file with the Securities and Exchange Commission for the full text of these provisions.

                   REPURCHASE OF COMMON SHARES; TENDER OFFERS;
                           CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Board regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the Fund Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Fund Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Fund Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Fund Preferred Shares issued by the Fund and general market and economic conditions.

         See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Fund Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the American Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day
(except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks - Risk of Financial Leverage."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.


                                   TAX MATTERS

         Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as a capital asset. This discussion is based on present provisions of the Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE FUND

         The Fund intends to qualify each year for treatment as a RIC. To qualify for that treatment, the Fund must, among other things:

                  (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

                  (b) distribute  with respect to each taxable year at least 90%
         of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

                  (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses ("Diversification Requirements").

         If the Fund qualifies for treatment as a RIC, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. Those distributions would be eligible for the dividends-received deduction in the case of corporate stockholders under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

         The Fund intends to distribute at least annually to its stockholders all or substantially all of its investment company taxable income. The Fund also may annually distribute its net capital gain or may retain all or a portion of its net capital gain for investment. If the Fund retains any investment company taxable income or any net capital gain, it will be subject to tax at regular corporate rates on the retained amount. If the Fund retains any net capital gain, it may designate all or a portion of the retained amount as undistributed capital gains in a notice to its stockholders who (1) would be required to include in income for federal income tax purposes, as long-term capital gain, their shares of the undistributed amount and (2) would be entitled to credit their proportionate shares of the tax the Fund paid on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For federal income tax purposes, the tax basis in shares a Fund stockholder owns would be increased by an amount equal to the difference between the undistributed capital gains included in the stockholder's gross income and the tax deemed paid by the stockholder under clause (2) of the preceding sentence.

         To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus
(2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

TAXATION OF THE STOCKHOLDERS

         As long as the Fund qualifies for treatment as a RIC, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of the Fund's earnings and profits. A portion of those distributions may be eligible for the dividends-received deduction available to corporations, but that portion is not expected to be significant. The eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations other than REITs (and Capital Gain Dividends thus are not eligible for the deduction). However, Fund dividends a corporate stockholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Corporate stockholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction. Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held the shares in the Fund.

         Distributions (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

         Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed, or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder's investment (and thus included in the price the stockholder paid).

         If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

         The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

         SALE OR REDEMPTION OF SHARES. A stockholder's sale or other disposition of Fund shares may give rise to a taxable gain or loss, in an amount equal to the difference between the amount realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any undistributed capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

         BACKUP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding ("backup withholding"). The backup withholding rates are (1) 30% for amounts paid during 2002 and 2003, (2) 29% for amounts paid during 2004 and 2005, (3) 28% for amounts paid during 2006 through 2010; the backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         CERTAIN REAL ESTATE COMPANIES. Income that the Fund derives from a Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the Income Requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the RIC in the same manner as realized by the RE Partnership. The Internal Revenue Service ("Service") also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees' thereof but nevertheless indicate the Service's view of federal tax matters) holding that a RIC that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the Diversification Requirement. Accordingly, the Fund will restrict its investment in RE Partnerships to maintain its qualification as a RIC.

         REMICS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but that may apply retroactively, the portion of a REIT's income that is attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders (which may include the Fund) in proportion to the dividends they receive. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to its stockholders in proportion to the dividends they receive, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (2) will constitute unrelated business taxable income to certain tax-exempt entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans and public charities), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. If a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

         HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a RIC.

         FOREIGN SECURITIES. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock
(collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year that is "marketable." "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                                   *   *   *

         The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

                             REPORTS TO STOCKHOLDERS

         Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.


           MARKETING, PERFORMANCE-RELATED AND COMPARATIVE INFORMATION

         EXCHANGE-TRADED LIQUIDITY. Common Shares are expected to be listed on the New York Stock Exchange, which will provide investors with liquidity, convenience, and daily price visibility through electronic services and newspaper stock tables. Share prices will fluctuate with market conditions.

         ABOUT NEUBERGER BERMAN. Neuberger Berman has more than 60 years experience managing clients' assets. The firm and its affiliates manage $53.6 billion in total assets as of September 30, 2002, including $602 million in real estate-related securities. Firm-wide, Neuberger Berman's portfolio managers have an average of 26 years industry experience, so they're experienced at navigating a wide range of market conditions. The firm has a tradition of independent, fundamental research.

            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSEMENT AGENT

         State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services. Bank of New York, 1 Wall Street, New York, New York 10286, serves as the transfer agent, registrar and dividend disbursement agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

                              INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Fund. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington D.C. 20036, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholder and
Board of Directors of
Neuberger Berman Real Estate Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Income Fund Inc., (the "Fund") as of November 20, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Neuberger Berman Real Estate Income Fund Inc., at November 20, 2002, in conformity with accounting principles generally accepted in the United States.


                                            ERNST & YOUNG LLP


Boston, Massachusetts
November 21, 2002

                              FINANCIAL STATEMENT

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 20, 2002

ASSETS
Cash                                                    $ 100,003
Deferred offering costs                                   250,000
                                                       ------------
Total assets                                              350,003
                                                       ------------

LIABILITIES
Payable for offering costs                                250,000
                                                       ------------

NET ASSETS AT VALUE                                     $ 100,003
                                                       ============

NET ASSETS CONSIST OF:
Paid-in capital                                         $ 100,003
                                                       ============

SHARES OUTSTANDING ($.0001 PAR VALUE;
1,000,000,000 SHARES AUTHORIZED)                        6,981
                                                       ============
NET ASSET VALUE, PER SHARE                              $14.325
                                                       ============


MAXIMUM OFFERING PRICE PER SHARE ($14.325/95.5%)        $15.000
                                                       ============

See Notes to Financial Statement.

NEUBERGER BERMAN REAL ESTATE INCOME FUND INC.
NOTES TO FINANCIAL STATEMENT
NOVEMBER 20, 2002


NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1.   ORGANIZATION:

Neuberger Berman Real Estate Income Fund Inc. (the "Fund") was organized as a Maryland corporation on September 11, 2002. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund has had no operations to date, other than the sale to Neuberger Berman LLC ("Neuberger"), the Fund's sub-adviser, on November 20, 2002 of 6,981 shares of common stock for $100,003 ($14.325 per share).

2.   ACCOUNTING POLICIES

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3.   CONCENTRATION OF RISK

The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, high-quality, short-term money market instruments, including shares of money market funds that are affiliated with Neuberger Berman, or in high-quality debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

Following the start-up period, under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural or technological developments affecting the United States real estate industry.


NOTE B -- INVESTMENT MANAGEMENT AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of an Investment Management Agreement, the Fund pays Neuberger Berman Management Inc. ("Management") a monthly fee at an annualized rate of 0.60% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the liquidation preference of any preferred shares outstanding is not considered a liability.

Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

      Fiscal Period or Year Ended                   % of Average
      October 31,                                   Daily Managed
                                                    Assets
    -------------------------------------------------------------
      2003 - 2007                                   0.30
      2008                                          0.24
      2009                                          0.18
      2010                                          0.12
      2011                                          0.06

Management has not agreed to waive any portion of its fees and expenses beyond October 31, 2011.

Pursuant to an administration agreement between Management and the Fund, the Fund has agreed to pay Management an administration fee payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily Managed Assets.
Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub Administration Agreement.
Management pays State Street a fee for all services received under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or directors of the Fund are also employees of Neuberger and/or Management.

NOTE C -- ORGANIZATION EXPENSES AND OFFERING COSTS:

Based on an estimated Fund offering of 8,333,333 shares, organization and offering costs are estimated to be $19,100 and $1,008,100, respectively. Management has agreed to pay all organizational expenses and the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.03 per share. Such amount to be paid by Management is estimated to be $758,100. The Fund will pay offering costs estimated at $250,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D -- FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                                                      APPENDIX A


                   CERTAIN MARKET AND PERFORMANCE INFORMATION

         Based on available market and performance information relating to securities of REITS and other those of other principal asset classes, Neuberger Berman believes that investment in securities of Real Estate Companies are attractive for the following reasons.

         POTENTIAL FOR HIGH CURRENT INCOME. Neuberger Berman believes that investment in securities of Real Estate Companies offers the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, such as the S&P 500 Index. REITs must distribute 90% of their taxable income to shareholders as dividends to avoid taxation at the corporate level--accordingly, they tend to yield higher dividends than other broad market equity classes and bonds.

YIELDS AS OF 9/30/02

[Bar chart]
The bar chart contains the following plot points:

EQUITY REITs                  7.0%
30-YEAR TREASURY              4.7%
10-YEAR TREASURY              3.6%
S&P 500 INDEX                 2.0%

Source: Bloomberg, Neuberger Berman.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

The NAREIT Equity REIT Index is used here to represent equity REITs. The 30-Year Treasury is a U.S. Government bond with 30 years remaining to maturity and the 10-Year Treasury is a U.S. Government bond with 10 years remaining to maturity. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Yields are as of the dates shown and will fluctuate based on many factors. Indices are unmanaged, and the figures for the indices shown include reinvestment of all dividends and capital gain distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. Past performance is not indicative of future results.

         Since 1993, REITs have increased their dividends 71% while cash flow per share has increased 137%, providing a stable foundation for dividend growth.


                       REIT CASH FLOW AND DIVIDEND GROWTH

[Bar chart]
The bar chart contains the following plot points:

            Cash Flow Per Share -               Dividend Per Share -
Year        11.4% Average Annual Growth         6.5% Average Annual Growth
----        ---------------------------         --------------------------
1993               $1.16                                 $1.00
1994                1.34                                  1.06
1995                1.48                                  1.13
1996                1.64                                  1.19
1997                1.84                                  1.27
1998                2.15                                  1.38
1999                2.38                                  1.48
2000                2.59                                  1.58
2001                2.75                                  1.71

Source:  NAREIT

PAST  PERFORMANCE  IS NO GUARANTEE OF FUTURE  RETURNS.

This chart shows Average Annual Growth of cash flow per share, which may smooth out year to year growth variations. The information shown above pertains to the companies in the NAREIT Equity REIT Index. This information is not performance information relating to the Fund, which is newly organized and has no performance record. The performance of the Fund is expected to differ from that of the NAREIT Equity REIT Index.

         ATTRACTIVE VALUATIONS. Neuberger Berman also believes that the securities of Real Estate Companies offer attractive opportunities for long-term capital appreciation, which would provide investors with relatively attractive risk-adjusted total returns. As of September 30, 2002, REITs traded at 9.9 times cash flow -- below their historical average from (January 31, 1994 to September 30, 2002) of 11.2 times cash flow -- thus offering new investors a potentially attractive entry point.

         LOW CORRELATION WITH OTHER ASSET CLASSES. Neuberger Berman believes that REIT performance is not highly correlated to the broad-based stock and bond markets, which means that REITs can help lower overall portfolio risk, while increasing returns. The hypothetical portfolios below show how adding REITs to well-balanced portfolios could have provided meaningful diversification benefits over time.

                A HISTORY OF INCREASED RETURNS WITH REDUCED RISK
                              (9/30/72 - 9/30/02)

[Chart]
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Hypothetical
Portfolio Composition         Annualized Return (%)         Risk (%)
---------------------         ---------------------         --------

40% Equity
30% Bonds
10% Cash
20% REITS                            10.83                     12.11

45% Equity
35% Bonds
10% Cash
10% REITS                            10.61                     12.12

50% Equity
40% Bonds
10% Cash
 0% REITS                            10.37                     12.31

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

Risk is measured by standard deviation, or how much a portfolio's returns vary from its average return; in general, a lower standard deviation indicates lower volatility and therefore lower risk. The performance of each hypothetical portfolio above is calculated by averaging the historical market return of the various asset classes, with each weighted according to its percentage in the portfolio; the chart is used for illustrative purposes only.

Source: Ibbotson Associates.

Equity-S&P 500 Index; Bonds-20-Year U.S. Government Bond; Cash-U.S. 30-Day T-Bill; REITs-NAREIT Equity Index.

         HISTORICALLY COMPETITIVE RETURNS. Neuberger Berman believes that REITs have historically demonstrated competitive returns when compared with those of other major asset classes.

Over the last 10 years, equity REITs generated returns that have outpaced the broader stock market, long-term bonds and international equities.

ANNUALIZED TOTAL RETURNS FOR THE 10-YEAR PERIOD ENDED 9/30/02

[Bar chart]
The bar chart contains the following plot points:

Equity REITs                              10.90%
S&P 500 Index                              8.99%
Lehman Brothers Aggregate Bond Index       7.37%
MSCI EAFE Index                            3.25%

Source: Neuberger Berman.

Performance Data Quoted Represents Past Performance, Which is No Guarantee of Future Results.

The NAREIT Equity REIT Index is used here to represent equity REITs. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Lehman Brothers Aggregate Bond Index is a broad representation of the investment-grade fixed income market in the U.S. It includes U.S. government and corporate debt securities, mortgage- and asset-backed securities, and international U.S. dollar denominated bonds. All securities contained in the Index have a minimum term to maturity of one year. The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars. Yields are as of the dates shown and will fluctuate based on many factors. Indices are unmanaged, and the figures for the indices shown include reinvestment of all dividends and capital gain distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. Past performance is not indicative of future results.

                                                                      APPENDIX B


                RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER


         S&P CORPORATE BOND RATINGS:
         --------------------------

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         MOODY'S CORPORATE BOND RATINGS:
         ------------------------------

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

         S&P COMMERCIAL PAPER RATINGS:
         ----------------------------

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         MOODY'S COMMERCIAL PAPER RATINGS:
         --------------------------------

         Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity